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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                           _________________________

                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 1, 1994


                               METATEC CORPORATION
             (Exact name of registrant as specified in its charter)


          Florida                   0-9220              59-1698890
- ----------------------------      ------------     --------------------
(State or other jurisdiction      (Commission      (IRS Employer
of incorporation)                 File Number)    Identification No.)


7001 Metatec Blvd., Dublin, Ohio                         43017
- ----------------------------------------              ------------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (614) 761-2000


                                   No Change
         (Former name or former address, if changed since last report)





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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

         On September 1, 1994, the Registrant purchased, in fee simple title, from Jeffrey M. Wilkins, the Registrant's Chairman of the Board and Chief Executive Officer, approximately seven acres of land and the approximately 55,000 square foot office and manufacturing facility situated thereon located at 7001 Metatec Boulevard, Dublin, Ohio (the "Dublin Facility"). Prior to that time, the Dublin Facility was leased by the Registrant from Mr. Wilkins as part of its manufacturing facilities and as its principal executive offices. The Dublin Facility was purchased pursuant to the terms of an option to purchase which was contained in the lease for the Dublin Facility. This option provided that the Registrant could purchase the Dublin Facility at any time prior to the expiration of the lease term for a purchase price equal to the lesser of (a) $4.8 million or (b) an amount equal to the value in use of the Dublin Facility, as determined by an MAI appraiser, reduced by $660,000 (the value of Registrant improvements in use at the time the option was granted) and without consideration of any improvements made by the Registrant after January 1, 1994. Pursuant to foregoing formula, the purchase price paid to Mr. Wilkins, in cash, was $4.8 million. The Registrant also paid expenses in connection with the purchase totaling $4,710, none of which were paid to Mr. Wilkins. The lease was cancelled in connection with the purchase of the Dublin Facility. The Dublin Facility was purchased with the proceeds of a first mortgage loan in the principal amount of $4.8 million made to the Registrant by The Huntington National Bank. The Registrant continues to use the Dublin Facility as part of its manufacturing facilities and as its principal executive offices.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)   EXHIBITS.

Exhibit
  No.     Description of Exhibit
- -------   ----------------------
10(a) Lease and Option Agreement dated March 1, 1994, between Metatec Corporation and Jeffrey M. Wilkins.

10(b) Real Estate Purchase Agreement dated September 1, 1994, between Metatec Corporation and Jeffrey M. Wilkins.

10(c) Loan Agreement dated May 13, 1994, between The Huntington National Bank, Metatec Corporation, and Metatec/Discovery Systems, Inc.

10(d) First Amendment to Loan Agreement dated September 1, 1994, between The Huntington National Bank, Metatec Corporation, and Metatec/Discovery Systems, Inc.

10(e) Second Amendment to Loan Agreement dated February 1, 1995, between The Huntington National Bank, Metatec Corporation, and Metatec/Discovery Systems, Inc.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 METATEC CORPORATION



Date:  March 28, 1995            By /s/ William H. Largent
                                    -------------------------------------------
                                        William H. Largent
                                        Vice President, Finance,
                                        and Treasurer





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                                 EXHIBIT INDEX


Exhibit
  No.    Description of Exhibit
- -------  ----------------------
10(a) Lease and Option Agreement dated March 1, 1994, between Metatec Corporation and Jeffrey M. Wilkins. (Contained herein)

10(b) Real Estate Purchase Agreement dated September 1, 1994, between Metatec Corporation and Jeffrey M. Wilkins. (Contained herein)

10(c) Loan Agreement dated May 13, 1994, between The Huntington National Bank, Metatec Corporation, and Metatec/Discovery Systems, Inc. (Contained herein)

10(d) First Amendment to Loan Agreement dated September 1, 1994, between The Huntington National Bank, Metatec Corporation, and Metatec/Discovery Systems, Inc. (Contained herein)

10(e) Second Amendment to Loan Agreement dated February 1, 1995, between The Huntington National Bank, Metatec Corporation, and Metatec/Discovery Systems, Inc. (Contained herein)





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